UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

__________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 4, 2017

SINCERITY APPLIED MATERIALS HOLDINGS CORP.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-201365	30-0803939
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Level 4, 10 Yarra Street
South Yarra (Australia) VIC 3141
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: + 61-3-98230361

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.    Changes in Registrant’s Certifying Accountant.

Effective as of October 4, 2017, we dismissed Friedman LLP (“Friedman”) as our independent registered public accounting firm. Our Board of Directors approved the dismissal of Friedman on October 4, 2017, and on the same date, approved the engagement of ShineWing Australia (“ShineWing”) as our independent registered public accounting firm.

The reports of Friedman on our financial statements for the fiscal years ended December 31, 2016 and 2015 did not contain an adverse opinion or disclaimer of opinion, and they were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports included a going concern qualification.

During our fiscal years ended December 31, 2016 and 2015 and the subsequent interim period preceding their dismissal, there were no disagreements with Friedman, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Friedman, would have caused them to make reference to the subject matter of the disagreement in connection with their report on our financial statements.

We provided Friedman with a copy of the disclosures we are making in this Report and have requested that Friedman furnish us with a letter addressed to the SEC stating whether they agree with the above statements. A copy of Friedman’s letter is filed herewith as Exhibit 16.1.

During the fiscal years ended December 31, 2016 and 2015 and the interim periods preceding their engagement, and through the date of this Report, neither we nor anyone on our behalf consulted with ShineWing regarding either (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided nor oral advice was provided to us that ShineWing concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph 304(a)(1)(v)) of Regulation S-K).

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter from Friedman LLP to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINCERITY APPLIED MATERIALS HOLDINGS CORP.

Date: October 5, 2017	By:	/s/ Zhang Yiwen
Name: Zhang Yiwen
Title: Chief Executive Officer

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